UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): June 28, 2012

HEALTH IN HARMONY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54632	98-0576696
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

47 Sherwood Drive, Dalyellup, 6230, Western Australia

(Address of principal executive offices)

Registrant’s telephone number, including area code: Toll free (855) 640-1859

11107-50th Avenue

Edmonton, Alberta, Canada T6H 0J1

(Former Address of principal executive offices)

Copies of communications to:

Kristen A. Baracy, Esq.

Synergy Law Group, LLC

730 West Randolph Street, 6th Floor

Chicago, IL 60661

(312) 454-0015

Fax (312) 454-0261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

HEALTH IN HARMONY, INC.

July 25, 2012

Item 5.01  Changes in Control of Registrant

On June 28, 2012, Susanna Janse Van Vuuren (the “Purchaser”) entered into a Stock Purchase Agreement (the “Purchase”) with Tammy DuPerron (the “Seller”) pursuant to which the Seller sold 4,000,000 shares of Common Stock of Health in Harmony, Inc., a Nevada corporation (the “Company”), representing approximately 57.97% of the total issued and outstanding shares of Common Stock of the Company.

Upon the closing of the Purchase, the Purchaser acquired 4,000,000 shares of Common Stock, or approximately 57.97% of the issued and outstanding Common Stock and attained voting control of the Company.

We are presently authorized to issue 75,000,000 shares of common stock.  As of June 28, 2012, there were 6,900,000 shares of Common Stock issued and outstanding.

The following table sets forth certain information as of June 28, 2012 with respect to the beneficial ownership of the Company’s outstanding common stock by each person who is known by us to beneficially own 5% or more of our common stock.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned[1]
Susanna Janse Van Vuuren	4,000,000	57.97%

1Percentage ownership is based on an assumption of 6,900,000 shares of common stock outstanding as of June 28, 2012. There are no outstanding options, warrants or other securities convertible into our Common Stock.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 28, 2012 Tammy DuPerron resigned as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company effectively immediately. Ms. DuPerron appointed Susanna Janse Van Vuuren as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company effective immediately.

On June 28, 2012, Tammy DuPerron appointed Susanna Janse Van Vuuren as a director of the Company to take office ten (10) days following the following of the filing of the Company’s Information Statement on Schedule 14f-1 (the “Information Statement”) with the U.S. Securities and Exchange Commission. On June 28, 2012, Tammy DuPerron resigned as director of the Company to be effective ten (10) days following the filing of the Information Statement.

Business Experience

Susanna Janse Van Vuuren has been the President of the Company since June 28, 2012. Ms. Van Vuuren will become the sole director of the Company ten (10) days following the filing of the Company's Information Statement. She is the owner of a chain of hair and nail studios in Western Australia. From 1990 to the present Susanna Janse Van Vuuren has been an entrepreneur starting, building and selling various businesses in the health and beauty industry.

Item 8.01  Other Events

Concurrent with the matters disclosed in Item 5.01 and Item 5.02 above, the Company changed the location of its principal executive offices from 11107-50th Avenue, Edmonton, Alberta, Canada T6H 0J1 to 47 Sherwood Drive, Dalyellup, 6230, Western Australia and changed its telephone number from (780) 809-0611 to toll free (855) 640-1859, effective June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2012	HEALTH IN HARMONY, INC.

By:/s/ Susanna Janse Van Vuuren
Susanna Janse Van Vuuren
President and Chief Executive Officer

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